POLARIS GLOBAL VALUE FUND (the "Fund")

Supplement dated November 26, 2018 to the Prospectus dated May 1, 2018

1.	The fourth paragraph under the section entitled "Principal Investment Strategies" beginning on page 2 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Polaris Capital Management, LLC (the "Adviser") may write covered call options that are designed both to receive option premium proceeds for the Fund while holding securities that are appreciating and to sell such securities when they reach the Adviser's target sell price. In order to hedge against downside risks in the Fund's portfolio, the Adviser may also purchase put options that are designed to appreciate if the underlying security declines in value. The Adviser may write put options to execute its strategy, and will seek to buy stocks when the price declines to the Adviser's target levels. The Adviser also may effectuate a desired hedge by purchasing put or call options on relevant stock index(es) or related exchange-traded funds ("ETFs") instead.

2.  The section entitled "Principal Investment Risks - Options Risk" on page 3 of the Prospectus is hereby deleted in its entirety and replaced with the following:
Options Risk. The Fund will suffer a loss in connection with the purchase of options if securities prices do not move in the direction anticipated by the Fund when purchasing the option. The Fund runs the risk of losing the entire premium paid for the option, plus transaction costs. The potential for loss related to writing a covered call option is limited to foregoing the potential increase in the value of the underlying security over the sum of the call price of the option and the premium received by the writer. The potential for loss related to writing put options is limited to the exercise price, less the premium received.

3.  The fifth paragraph under the section entitled "Additional Information Regarding Principal Investment Strategies – The Adviser's Process" beginning on page 6 of the Prospectus is hereby deleted in its entirety and replaced with the following:

The Adviser attempts to provide the Fund with sound diversification and above average return. In an attempt to improve the risk/return profile of the Fund's returns, the Adviser may write covered call options that are designed both to provide income to the Fund while holding securities that are appreciating and to sell such securities when they reach the Adviser's target sell price. In order to hedge against downside risks in the Fund's portfolio, the Adviser may also purchase put options that are designed to appreciate if the underlying security declines in value. When writing put options, the Fund receives the option premium and has the obligation to buy, upon exercise of the option, the underlying security at the option's exercise price. Purchasing put options permits the Fund to sell securities at a predetermined price, even when the securities are depreciating. The Adviser may also effectuate a desired hedge by purchasing put or call options on relevant stock index(es) or related exchange-traded funds ("ETFs") instead.

4.
The section entitled "Additional Information Regarding Principal Investment Risks – Options Risk" beginning on page 9 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Options Risk. The success of the Fund's investment in options depends upon many factors, such as the price of the options, which is a function of interest rates, volatility, dividends, the exercise price, stock price and other market factors. These factors may change rapidly over time.

The principal risk associated with writing put options, is that the Fund assumes the risk that it will have to purchase the underlying security at an exercise price that may be higher than the market price of the security. If the market price of the underlying security declines, the Fund would expect to suffer a loss. However, the premium the Fund received for writing the put should offset a portion of the decline.

The principal risk associated with purchasing options is that price valuations or market movements may not justify purchasing the options, or, if purchased, the options may expire unexercised, causing the Fund to lose the premium paid (i.e., incur the cost of the options but not the attendant benefits).

The principal risk associated with writing covered call options is that the Fund will be required to sell the underlying security (i.e., have the security "called") and, therefore, will not participate in gains if the stock price exceeds the exercise price generally at the expiration date of the option.

The Fund's investment in options may also result in reduced flexibility in purchases and sales of portfolio securities. Because the Fund may hold the securities underlying the options held or sold by the Fund, the Fund may be less likely to sell such securities in its portfolio to take advantage of new investment opportunities.

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 For more information, please contact a Fund customer service representative toll free at (888) 263-5594.

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POLARIS GLOBAL VALUE FUND (the "Fund")

Supplement dated November 26, 2018 to the Statement of Additional Information dated May 1, 2018

The section titled " Investment Policies and Risks, G. Options, Limits on Options" on page 14 of the SAI is amended and restated in its entirety as follows:

Limits on Options. The Fund will not hedge more than 90% of its total assets by writing call options and buying put options. In addition, the Fund will not purchase call options if the value of purchased call options would exceed 25% of the Fund's total assets, and the Fund will not write put options if the value of such options exceeds 33% of the Fund's total assets.